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                                                                    EXHIBIT 4.01

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                  TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

NUMBER                                                                                                                  COMMON STOCK
KBW
                                                                                                                           SHARES
                                                                KBW
                                                                ===
                                                                                                                   SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS
                                                                                                                   CUSIP 482423 10 0

                                                             KBW, INC.
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                  THIS CERTIFIES THAT




                  is the owner of

                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.O1 EACH OF THE COMMON STOCK OF
                  ============================================= KBW, INC.=================================================

                  transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
                               This certificate is not valid unless countersigned and registered by the Transfer Agent and
                                 Registrar.
                               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                                       CERTIFICATE OF STOCK
DATED:


                                                         [CORPORATE SEAL]

                  SECRETARY                                                                                                 CHAIRMAN
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COUNTERSIGNED AND REGISTERED:
                     THE BANK OF NEW YORK
BY                                    TRANSFER AGENT
                                       AND REGISTRAR

                                  AUTHORIZED OFFICER

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                                   KBW, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT -                  Custodian
                        -----------------           ------------------
                              (Cust)                     (Minor)
                        under Uniform Gifts to Minors Act
                                                          ------------
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

             For value received, the undersigned hereby sell, assign and transfer unto

             PLEASE INSERT SOCIAL SECURITY OR OTHER
                 IDENTIFYING NUMBER OF ASSIGNEE
             --------------------------------------

             --------------------------------------

             ------------------------------------------------------
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                             ZIP CODE, OF ASSIGNEE)

             ------------------------------------------------------

             ------------------------------------------------------

             ----------------------------------------------- shares
             of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

             --------------------------------------------- Attorney
             to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
             Dated
                   ------------------------------


                                  ----------------------------------------
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT OR ANY CHANGE WHATEVER.


             Signature(s) Guaranteed:

             ------------------------------------------------------
             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
             AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.